Derivative Instruments and Hedging Activity - Gains (Losses) Related to Cash Flow Hedges (Details) - Interest Rate Swap [Member] - Designated as Hedging Instrument [Member] - Cash Flow Hedges [Member] - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in other comprehensive income	$ (26)	$ 14	$ (4)
Losses reclassified from AOCI to net income	$ 4	$ 4	$ 0